Exhibit E-3(2)

LETTER OF TRANSMITTAL AND CONSENT AND WAIVER

In Respect of the Offer to Exchange Up To $155,000,000 Principal Amount of 10 3/8% Senior Notes due 2008 of Anthony Crane Rental. L.P. and Anthony Crane Capital Corporation and $48,000,000 Principal Amount at Maturity of 13 3/8% Senior Discount Debentures due 2009 of Anthony Crane Rental Holdings, L.P. and Anthony Crane Holdings Capital Corporation and Solicitation of Consents to Indenture Amendments and Waivers of Default

Pursuant to the Offering Memorandum and Consent Solicitation Statement dated March 14, 2003 (the “Offering Memorandum”)

THE EXCHANGE OFFER AND THE SOLICITATION PERIOD FOR CONSENTS TO THE INDENTURE AMENDMENTS AND WAIVERS OF DEFAULT WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 11, 2003, UNLESS EXTENDED (THE “EXPIRATION DATE”). IT IS A CONDITION TO THE COMPLETION OF THE EXCHANGE OFFER THAT AT LEAST 100% OF THE AGGREGATE PRINCIPAL AMOUNT OF THE OLD NOTES AND OLD DEBENTURES (AS EACH IS DEFINED BELOW) ARE VALIDLY TENDERED FOR EXCHANGE. TENDERED OLD NOTES AND OLD DEBENTURES MAY BE WITHDRAWN AND CONSENTS AND WAIVERS MAY BE REVOKED AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Depositary for the Exchange Offer and the Consent Solicitation is:
U.S. Bank National Association

Delivery of this Letter of Transmittal and Consent and Waiver (the “Letter of Transmittal”) to an address, or transmission by facsimile, other than as set forth herein, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

In order to validly tender for exchange 10 3/8% Senior Notes due 2008 (the “Old Notes”) of Anthony Crane Rental. L.P. (“Rental”) and Anthony Crane Capital Corporation (“Crane Capital” and, together with Rental, the “Note Issuers”), or 13 3/8% Senior Discount Debentures due 2009 (the “Old Debentures”) of Anthony Crane Rental Holdings, L.P. (“Holdings”) and Anthony Crane Holdings Capital Corporation (“Holdings Capital” and, together with Holdings, the “Debenture Issuers”) in the Exchange Offer, a holder (a “Holder”) of Old Notes and Old Debentures must consent (the “Consent”) to the Indenture Amendments (as defined below) and the Waivers (as defined below) which are described in the Offering Memorandum. Exchanging Holders who complete, execute and deliver this Letter of Transmittal will be deemed to have consented to the Indenture Amendments with respect to all Old Notes and Old Debentures held by such Holder. In addition, Holders who exchange their Old Notes or Old Debentures will be deemed to have released and waived any and all claims they may have arising from any prior noncompliance by the Note Issuers or the Debenture Issuers under the indentures pursuant to which the Old Notes and the Old Debentures, respectively, were issued (the “Waivers”). Upon completion of the Consent Solicitation, we will pay a consent fee (the “Consent Fee”), in the aggregate amount of $1.4 million, payable pro rata (based on the principal amount of Old Notes held) to Holders of Old Notes who validly deliver their Consent in the Consent Solicitation (as defined below) to the Indenture Amendments (as defined below) for the Old Note Indenture and Old Debenture Indenture (each, as defined below). The Debenture Issuers will not pay any fee for Consents to the Indenture Amendments for the Old Debenture Indenture (as defined below).

HOLDERS WHO WISH TO BE ELIGIBLE TO EXCHANGE THEIR OLD NOTES OR OLD DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES AND OLD DEBENTURES AND DELIVER (AND NOT VALIDLY REVOKE) THEIR CONSENTS AND WAIVERS TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal is to be used by Holders of Old Notes of the Note Issuers or Old Debentures of the Debenture Issuers to: (i) tender for exchange their Old Notes by physical delivery herewith and to Consent to the Indenture Amendments to, and Waivers under, the indenture governing such Old Notes (the “Old Note

Indenture”); (ii) tender for exchange their Old Debentures by physical delivery herewith and to Consent to the Indenture Amendments to, and Waivers under, the indenture governing such Old Debentures (the “Old Debenture Indenture”); (iii) tender their Old Notes and Consent to the Indenture Amendments to, and Waivers under, the Old Note Indenture governing such Old Notes by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Offering Memorandum, under the caption “Procedures for Tendering and Consenting” by any financial institution that is a participant in a Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of the Old Notes; (iv) tender their Old Debentures and Consent to the Indenture Amendments to, and Waivers under, the Old Debenture Indenture governing such Old Debentures by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in the Offering Memorandum, under the caption “Procedures for Tendering and Consenting” by any financial institution that is a participant in a Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of the Old Debentures; (v) tender their Old Notes and Consent to the Indenture Amendments to, and Waivers under, the Old Note Indenture in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “Procedures for Tendering and Consenting;” or (vi) tender their Old Debentures and Consent to the Indenture Amendments to, and Waivers under, the Old Debenture Indenture in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “Procedures for Tendering and Consenting.” Holders that tender through a Book-Entry Transfer Facility need not submit a physical Letter of Transmittal if such Holders comply with the transmittal procedures of the Book-Entry Transfer Facility. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

Beneficial owners whose Old Notes or Old Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Old Notes or Old Debentures and thereby deliver Consents to the Indenture Amendments and Waivers with respect thereto. See “Procedures for Tendering and Consenting” in the Offering Memorandum.

The Exchange Offer (as defined herein) and the Consent Solicitation (as defined herein) will expire on the Expiration Date, unless the Note Issuers, with respect to the Old Notes, or the Debenture Issuers, with respect to the Old Debentures, in their sole discretion, extend the period during which the Exchange Offer and the Consent Solicitation is open, in which case the term “Expiration Date” shall mean the latest time and date at which the Exchange Offer and the Consent Solicitation, as so extended by the Note Issuers or Debenture Issuers, as the case may be, shall expire. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offering Memorandum.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to, and additional copies of the Offering Memorandum, this Letter of Transmittal and the Notice of Guaranteed Delivery and Consent may be obtained from the Depositary, whose address and telephone number appears on the final page of this Letter of Transmittal. See Instruction 12 below.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:
	Name of Tendering Institution:	___________________________________________________________________________________________________________
	Account Number:	___________________________________________________________________________________________________________
	Transaction Code Number:	___________________________________________________________________________________________________________

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:
	Name of Tendering Institution:	___________________________________________________________________________________________________________
	Account Number:	___________________________________________________________________________________________________________
	Transaction Code Number:	___________________________________________________________________________________________________________

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED HEREWITH.

If a Holder desires to tender for exchange the Old Notes or Old Debentures pursuant to the Exchange Offer (and thereby deliver a Consent to the Indenture Amendments and Waiver pursuant to the Consent Solicitation with respect thereto) and (a) certificates representing such Old Notes or Old Debentures, as the case may be, are not lost but are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Old Notes or Old Debentures, as the case may be, or other required documents to reach the Depositary prior to the Expiration Date or (c) such Holder cannot complete the procedures for book-entry transfer prior to the Expiration Date, such Holder may effect a tender of such Old Notes and Old Debentures in accordance with the guaranteed delivery procedures set forth in the Offering Memorandum under the caption “Procedures for Tendering and Consenting.”

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING:
Name of Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery and Consent:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer, provide the following information:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING:
Name of Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery and Consent:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer, provide the following information:

Account Number:

Transaction Code Number:

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of the Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF THE OLD NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Aggregate Principal Amount Tendered And As To Which Consents And Waivers Are Given

Total Principal Amount of Notes

      *    Need not be completed by Holders tendering by book-entry transfer (see below).

    **    Unless otherwise indicated in the column labeled “Aggregate Principal Amount Tendered And As To Which Consents And Waivers Are Given” and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 5.

List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of the Old Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF THE OLD DEBENTURES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Aggregate Principal Amount Tendered And As To Which Consents And Waivers Are Given

Total Principal Amount of Debentures

      *    Need not be completed by Holders tendering by book-entry transfer (see below).

    **    Unless otherwise indicated in the column labeled “Aggregate Principal Amount Tendered And As To Which Consents And Waivers Are Given” and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Debentures indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 5.

The Note Issuers and the Debenture Issuers are relying on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), to exempt the Exchange Offer and Consent Solicitation from registration under the Securities Act. The Note Issuers and the Debenture Issuers also intend the Exchange Offer and Consent Solicitation to qualify for the exemption from registration provided by section (4)(2) of the Securities Act.

The Exchange Offer and Consent Solicitation are not being made to, and tenders of Consents and Waivers will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Exchange Offer and Consent Solicitation would not be in compliance with the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offering Memorandum, dated March 14, 2003 (the “Offering Memorandum”), of Anthony Crane Rental. L.P. (“Rental”) and Anthony Crane Capital Corporation (“Crane Capital” and, together with Rental, the “Note Issuers”), and of Anthony Crane Rental Holdings, L.P. (“Holdings”) and Anthony Crane Holdings Capital Corporation (“Holdings Capital” and, together with Holdings, the “Debenture Issuers”) and this Letter of Transmittal and instructions hereto, which together constitute:

•         with respect to the Note Issuers, the Note Issuers’ offer to exchange $1,000 face amount of 9 3/8% senior notes due 2008 (the “New Notes”) of Rental and Crane Capital for each $1,000 face amount of Rental’s and Crane Capital’s 10 3/8% senior notes due 2008 (the “Old Notes”), plus $1.00 face amount of New Notes for each $1.00 of accrued but unpaid interest on the Old Notes tendered;

•         with respect to the Debenture Issuers, the Debenture Issuers’ offer to exchange $1,000 face amount of new 12 3/8% senior discount debentures due 2009 (the “New Debentures” and, together with the New Notes, the “New Securities”), of Holdings and Holdings Capital in exchange for each $1,000 face amount of Holdings’ and Holdings Capital’s 13 3/8% senior discount debentures due 2009 (the “Old Debentures” and, together with the Old Notes, the “Old Securities”);

•         with respect to the Note Issuers, the Note Issuers’ solicitation of consents (the “Note Consent”) for certain amendments (the “Note Indenture Amendments”), to the indenture dated as of July 22, 1998, by and among Rental, Crane Capital, the guarantors of the Old Notes and US Bank National Association, as successor trustee, which governs the Old Notes (the “Old Note Indenture”), to, among other things, eliminate or amend certain of the restrictive covenants and defaults and events of default and other provisions contained in the Old Note Indenture;

•         with respect to the Note Issuers, the Note Issuers’ offer to pay the Consent Fee, in the aggregate amount of $1.4 million, payable pro rata (based on the principal amount of Old Notes held) to Holders of Old Notes who validly deliver their Consent in the Consent Solicitation to the Indenture Amendments for the Old Note Indenture;

•         with respect to the Debenture Issuers, the Debenture Issuers’ solicitation of consents (the “Debenture Consent” and, together with the Note Consent, the “Consent”), for certain amendments (the “Debenture Indenture Amendments” and, together with the Note Indenture Amendments, the “Indenture Amendments”), to the indenture dated as of July 22, 1998, by and among Holdings, Holdings Capital and US Bank National Association, as successor trustee, which governs the Old Debenture (the “Old Debenture Indenture”), to, among other things, eliminate or amend certain of the restrictive covenants and defaults and events of default and other provisions contained in the Old Debenture Indenture;

•         with respect to the Note Issuers, the Note Issuers’ solicitation of Waivers of any existing default and event of default of the Old Notes under the Old Note Indenture; and

•         with respect to the Debenture Issuers, the Debenture Issuers’ solicitation of Waivers of any existing default and event of default of the Old Debenture under the Old Debenture Indenture.

The tender for exchange of Old Notes for New Notes and of Old Debentures for New Debentures is known herein as the Exchange Offer. The solicitation of Consents to the Indenture Amendments and the Waivers is known herein as the Consent Solicitation.

The tender of any Old Notes under this Letter of Transmittal will be deemed to constitute the Consent of the tendering Holder to the Note Indenture Amendments with respect to all Old Notes held by it. In addition, Holders who tender any Old Notes will be deemed to have released and waived any and all claims they may have arising from any prior noncompliance by Rental and Crane Capital under the Old Note Indenture. We will pay a Consent Fee in the aggregate amount of $1.4 million, payable pro rata (based on the principal amount of Old Notes held) to Holders of Old Notes who validly deliver their Consent in the Consent Solicitation to the Indenture Amendments for the Old Note Indenture.

The tender of any Old Debentures under this Letter of Transmittal will be deemed to constitute the Consent of the tendering Holder to the Debenture Indenture Amendments with respect to all Old Debentures held by it. In addition, Holders who tender any Old Debentures will be deemed to have released and waived any and all claims they may have arising from any prior noncompliance by Holdings and Holdings Capital under the Old Debenture Indenture. We will not pay any fee for Consents to the Indenture Amendments for the Old Debenture Indenture.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Rental and Crane Capital the principal amount of the Old Notes indicated above and Consents to the Note Indenture Amendments and Waivers.

Subject to, and effective upon, acceptance for exchange of the principal amount of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Note Issuers, all right, title and interest in and to the Old Notes tendered hereby.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Holdings and Holdings Capital the principal amount of the Old Debentures indicated above and Consents to the Debentures Indenture Amendments and Waivers.

Subject to, and effective upon, acceptance for exchange of the principal amount of the Old Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Debenture Issuers, all right, title and interest in and to the Old Debentures tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as agent of the Note Issuers and Debenture Issuers) with respect to such Old Securities, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) present such Old Notes and Old Debentures, as the case may be, and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes and Old Debentures, as the case may be, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Note Issuers and Debenture Issuers, as the case may be, (ii) present such Old Notes and Old Debentures, as the case may be, for transfer of ownership on the books of the Note Issuers and Debenture Issuers, as the case may be, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes and Old Debentures, as the case may be, and (iv) deliver to the Note Issuers, the Debenture Issuers and the Trustee this Letter of Transmittal as evidence of the undersigned’s Waivers and Consent to the Note Indenture Amendments and Debenture Indenture Amendments, as the case may be, and as certification that Requisite Consents (as defined herein) to the Indenture Amendments duly executed by Holders have been received, all in accordance with the terms of and conditions to the Exchange Offer and Consent Solicitation as described in the Offering Memorandum.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, or by tendering and consenting by book-entry transfer, the undersigned makes and provides the written Consent and Waiver, with respect to the Old Notes and Old Debentures tendered hereby or thereby, to the Indenture Amendments and Waivers as permitted by the Old Note Indenture and Old Debenture Indenture, as the case may be. The undersigned understands that the Consent and Waiver provided hereby shall remain in full force and effect until such Consent and Waiver is revoked in accordance with the procedures set forth in the Offering Memorandum and this Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Old Note Indenture or Old Debenture Indenture, as the case may be, which are hereby waived. The undersigned understands that a revocation of such Consent and Waiver will not be effective following the Expiration Date.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes and Old Debentures, as the case may be, tendered hereby and that when the same are accepted for exchange, the Note Issuers and Debenture Issuers, as the case may be, will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not be subject to any adverse claim, and (ii) the undersigned has full power and authority to deliver Consents with respect to the Old Securities tendered hereby.

The undersigned hereby further represents, warrants and acknowledges that: (i) it is exchanging its Old Securities for New Securities for its own account or an account with respect to which it exercises sole investment discretion and that it, or that account, is an accredited investor; (ii) neither the Note Issuers nor the Debenture Issuers have made any representation to it with respect to the Note Issuers or the Debenture Issuers or the Exchange Offer and Consent Solicitation other than the information contained in the Offering Memorandum, which has been delivered to it; (iii) it is relying only on the information contained in the Offering Memorandum in making its decision with respect to the Exchange Offer and Consent Solicitation; (iv) it has had access to such financial and other information concerning the Note Issuers and the Debenture Issuers and the New Securities and Old Securities as it deemed necessary in connection with its decision to participate in the Exchange Offer and Consent Solicitation, including the opportunity to ask questions of and request information from the Note Issuers and Debenture Issuers; (v) the Note Issuers and the Debenture Issuers and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained herein and agrees that if any acknowledgment, representation or agreement deemed to have been made by its participation in the Exchange Offer and Consent Solicitation is no longer accurate, it shall promptly notify the Note Issuers and the Debenture Issuers; and (vi) if it is acquiring the New Securities as fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account and that each such account is eligible to purchase the New Securities.

The undersigned hereby agrees that it will give to each person to whom it transfers the New Securities notice of any and all restrictions on transfer of the New Securities.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, the Note Issuers or the Debenture Issuers, as the case may be, to be necessary or desirable to complete the assignment, transfer and purchase of the Old Securities tendered hereby and the valid delivery of Consents and Waivers. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer and the Consent Solicitation. Delivery of the enclosed Old Securities shall be effected, and risk of loss and title to such Old Securities shall pass, only upon proper delivery thereof, to the Depositary.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The Old Notes and Old Debentures properly tendered may be withdrawn and Consents to the Indenture Amendments and Waivers may be revoked at any time prior to the Expiration Date.

It is a condition to the Exchange Offer and Consent Solicitation that at least 100% of the aggregate principal and accreted amount of each of the Old Notes and the Old Debentures are validly tendered for exchange (the “Requisite Consents”). Under the Note Issuers’ and Debenture Issuers’ tender agreements with those Holders of Old Notes and Old Debentures, the Note Issuers and Debenture Issuers may not waive the 100% threshold without the consent of the 75% of the principal amount of Old Notes that are subject to those agreements.

The Indenture Amendments with respect to each of the Old Notes and the Old Debentures, as effected by the supplemental indenture with respect to each of the Old Notes (the “Supplemental Note Indenture”) and Old Debentures (the “Supplemental Debenture Indenture” and, together with the Supplemental Note Indenture, the “Supplemental Indentures”) would, among other things, eliminate substantially all restrictive covenants and events of default currently contained in the Old Note Indenture and Old Debenture Indenture.

On the effective date, upon the receipt of the Requisite Consents and satisfaction and waiver of all other conditions to the Exchange Offer, the Note Issuers will, together with the Trustee under the Note Indenture, execute the Supplemental Note Indenture, which will amend the Old Note Indenture. Following completion of the Exchange Offer, any non-tendering Holders of Old Notes will be bound by the Supplemental Note Indenture.

On the effective date, upon the receipt of the Requisite Consents and satisfaction and waiver of all other conditions to the Exchange Offer, the Debenture Issuers will, together with the Trustee under the Debenture Indenture, execute the Supplemental Debenture Indenture, which will amend the Old Debenture Indenture. Following completion of the Exchange Offer, any non-tendering Holders of Old Debentures will be bound by the Supplemental Debenture Indenture.

The Old Notes and the Old Debentures may not be withdrawn on or after the Expiration Date unless the Exchange Offer and Consent Solicitation are terminated without any Old Notes or Old Debentures, as the case may be, being purchased thereunder. In the event of such a termination, such Old Notes or Old Debentures tendered by the undersigned will be returned to the undersigned as promptly as practicable.

The undersigned understands that, under certain conditions and subject to certain conditions of the Exchange Offer and Consent Solicitation, the Note Issuers and Debenture Issuers may not accept the Old Notes and Old Debentures properly tendered hereby. In such event, the tendered Old Securities not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer and Consent Solicitation are terminated without any Old Securities being exchanged thereunder, at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Delivery Instructions” below.

The undersigned understands that the delivery and surrender of the Old Securities is not effective, and the risk of loss of the Old Securities does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Note Issuers, with respect to the Old Notes, and Debenture Issuers, with respect to the Old Debentures, or receipt of the Agent’s Message (as defined in the Offering Memorandum) in the case of a book-entry transfer with DTC. All questions as to form of all documents and the validity (including time of receipt) and acceptance and withdrawals of tenders of the Old Notes and deliveries and revocations of Consents and Waivers will be determined by the Note Issuers, in their sole discretion, which determination shall be final and binding. All questions as to form of all documents and the validity (including time of receipt) and acceptance and withdrawals of tenders of the Old Debentures and deliveries and revocations of Consents and Waivers will be determined by the Debentures Issuers, in their sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Old Securities representing principal amounts not tendered or not accepted for purchase and the New Securities delivered pursuant to the Exchange Offer be issued in the name(s) of the undersigned (and in the case of the Old Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Old Securities representing principal amounts not tendered or not accepted for purchase and the New Securities to be delivered to the undersigned at the address(es) shown above. In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Old Securities representing principal amounts not tendered or not accepted for purchase and the New Securities to be delivered to the undersigned be issued in the name(s) of and certificates for such Old Securities be delivered to the person(s) at the addresses so indicated as applicable. The undersigned recognizes that Note Issuers and Debenture Issuers have no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Old Securities from the name of the Holder(s) thereof if Note Issuers and Debenture Issuers do not accept for purchase any of the principal amount of such Old Securities so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 6, 7 and 8)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if certificates for the Old Notes or Old Debentures not exchanged and/or New Notes or New Debentures are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if the Old Notes and Old Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

To be completed ONLY if certificates for the Old Notes or Old Debentures in a principal amount not tendered for exchange or not accepted for exchange or the New Notes or New Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the table set forth above in this Letter of Transmittal

Issue: (please check one or more)	Mail: (please check one or more)
☐ Old Notes	☐ Old Notes
☐ Old Debentures	☐ Old Debentures
☐ New Notes	☐ New Notes
☐ New Debentures in the name of:	☐ New Debentures to:
Name(s):	Name(s):

(Please Type or Print)	(Please Type or Print:)

(Please Type or Print)	(Please Type or Print)
Address:	Address

(Zip Code)	(Zip Code)

(Complete Substitute Form W-9)

☐ Credit unexchanged Old Notes or Old Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-entry Transfer Facility Account Number, If applicable)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE FOR THE OLD NOTES OR OLD DEBENTURES, AS THE CASE MAY BE, OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

HOLDERS OF THE OLD NOTES
SIGN HERE
IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
THIS LETTER OF TRANSMITTAL

Signature(s) of Holder(s) of the Old Notes
Date:

(Must be signed by Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)

Name(s)

(Please Print)
Address

(Include Zip Code)
Area Code and Telephone Number ( )

Tax Identification or Social Security No(s).

GUARANTEE OF SIGNATURE(S) (If required—see Instructions 1 and 6
Authorized

Name

(Please Print)
Title

Name of Firm

Address

(Include Zip Code)
Area Code and Telephone Number

Dated

HOLDERS OF THE OLD DEBENTURES
SIGN HERE
IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
THIS LETTER OF TRANSMITTAL

Signature(s) of Holder(s) of the Old Notes
Date:

(Must be signed by Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)

Name(s)

(Please Print)
Address

(Include Zip Code)
Area Code and Telephone Number ( )

Tax Identification or Social Security No(s).

GUARANTEE OF SIGNATURE(S) (If required—see Instructions 1 and 6
Authorized

Name

(Please Print)
Title

Name of Firm

Address

(Include Zip Code)
Area Code and Telephone Number

Dated

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1.        Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes or Old Debentures, as the case may be, tendered hereby are tendered (a) by the Holders(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility’s system and whose name appears on a security position listing as the record owner of the Old Notes or Old Debentures, as the case may be), thereof, unless such Holder has completed either the box entitled “Special Delivery Instructions” above or the box entitled “Special Issuance Instructions” above, or (b) for the account of Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of the Old Notes or Old Debentures but are not Holders and who seek to tender their Old Notes or Old Debentures and deliver Consents and Waivers should: (i) contact the Holder of such Old Notes and Old Debentures and instruct such Holder to tender the Old Notes or Old Debentures and deliver Consents and Waivers on his behalf, (ii) obtain and include with this Letter of Transmittal, the Old Notes and Old Debentures properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, together with a properly completed irrevocable proxy that authorizes such person to deliver Consents and Waivers on behalf of such Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution or (iii) effect a record transfer of such Old Notes or Old Debentures from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering the Old Notes and Old Debentures and delivering Consents and Waivers prior to the Expiration Date. See Instruction 6.

2.        Requirements of Tender. This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or if delivery of the Old Notes or Old Debentures is to be made pursuant to the procedures for book-entry transfer set forth in the Offering Memorandum under the caption “Procedures for Tendering and Consenting.” For a Holder to properly tender the Old Notes or Old Debentures pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these instructions, must be received by the Depositary at one of the addresses set forth herein prior to the Expiration Date and either: (i) certificates representing such Old Notes and Old Debentures must be received by the Depositary at such address, or (ii) such Old Notes and Old Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Offering Memorandum under the caption “Procedures for Tendering and Consenting” and Book-Entry Confirmation must be received by the Depositary, in each case, prior to the Expiration Date. A Holder that tenders through a Book-Entry Transfer Facility need not submit a physical Letter of Transmittal if such Holder complies with the transmittal procedures of the Book-Entry Transfer Facility. A Holder who desires to tender the Old Notes or Old Debentures and who cannot comply with procedures described below for tender on a timely basis or whose Old Notes or Old Debentures are not immediately available must comply with the guaranteed delivery procedures described below. The tender of the Old Securities pursuant to this Letter of Transmittal and in accordance with the procedures described below will be deemed to constitute the delivery of Consents and Waivers.

Holders whose certificates representing the Old Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Old Securities by properly completing and duly executing the Notice of Guaranteed Delivery and Consent pursuant to the guaranteed delivery procedure set forth in the Offering Memorandum under the caption “Procedures for Tendering and Consenting.” Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution, (b) a Notice of Guaranteed Delivery and Consent, substantially in the form provided by the Note Issuers and the Debenture Issuers herewith, properly completed and duly executed, must be received by the Depositary, as provided below, prior to the Expiration Date, and (c) the certificates representing all tendered Old Securities, or a Book-Entry Confirmation with respect to all tendered Old Securities, together with this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery and Consent.

The method of delivery of certificates representing the Old Securities, this Letter of Transmittal, any required signature guarantees and any other required documents, including delivery through the

Book-Entry Transfer Facility, is at the option and risk of the tendering Holder and, except as otherwise provided herein, delivery will be deemed made only when actually received by the Depositary. In all cases, sufficient time should be allowed to ensure timely delivery.

All tendering Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Securities for exchange.

3.        Consents to Indenture Amendments and Waivers. A valid Consent and Waiver may be delivered only by the Holder or by such person’s attorney-in-fact. A beneficial owner who is not a Holder must either: (i) arrange with the Holder to execute and deliver a Consent and Waiver on its behalf, (ii) obtain a properly completed irrevocable proxy that authorizes such beneficial owner to deliver a Consent to the Indenture Amendments and Waiver on behalf of such Holder, or (iii) become a Holder. Any financial institution that is a participant in the Book-Entry Transfer Facility’s system and whose name appears on a security position listing as the record owner of the Old Securities who wishes to make book-entry delivery of the Old Securities as described above and who wishes to deliver a Consent to the Indenture Amendments and Waiver must complete and execute a participant’s letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility’s nominee to complete and sign the proxy attached thereto.

4.        Withdrawal of Tenders and Revocation of Consents and Waivers. Tenders may be withdrawn and Consents and Waivers may be revoked at any time prior to the Expiration Date. The Old Notes and Old Debentures tendered prior to the Expiration Date may not be withdrawn at any time on or after the Expiration Date unless the Exchange Offer is terminated without any Old Notes and Old Debentures being purchased thereunder. In the event of such a termination, such Old Notes and Old Debentures will be returned to the tendering Holders as promptly as practicable.

Subject to compliance with applicable law and the terms of the Tender Agreements (as defined in the Offering Memorandum), the Note Issuers and the Debenture Issuers are permitted to waive conditions without extending the Exchange Offer and Consent Solicitation. The Exchange Offer and Consent Solicitation may be extended, terminated or amended as provided herein and in the Offering Memorandum.

If, for any reason whatsoever, the exchange of the New Notes for the Old Notes and the New Debentures for the Old Debentures tendered pursuant to the Exchange Offer is delayed (whether before or after the Note Issuers’ and the Debenture Issuers’, as the case may be, acceptance for exchange of the Old Notes and Old Debentures, as the case may be) or the Note Issuers or Debenture Issuers extend the Exchange Offer and Consent Solicitation or are unable to exchange the Old Notes or Old Debentures tendered pursuant to the Exchange Offer, the Note Issuers and Debenture Issuers, as the case may be, may (without prejudice to their rights set forth herein) instruct the Depositary to retain tendered Old Notes and Old Debentures and such Old Notes and Old Debentures may not be withdrawn except to the extent that the tendering Holder of Old Notes or Old Debentures is entitled to withdrawal rights as described herein.

Any Holder who has tendered Old Notes or Old Debentures and delivered Consents to the Indenture Amendments and Waivers or who succeeds to the record ownership of Old Notes or Old Debentures in respect of which such tenders and Consents and Waivers have previously been given may withdraw such Old Notes and Old Debentures or revoke such Consents and Waivers prior to the Expiration Date by delivery of a written notice of withdrawal or revocation subject to the limitations described herein. To be effective, a written or manually signed facsimile transmission notice of withdrawal of a tender or notice of revocation of a Consent or Waiver must: (i) be received by the Depositary at one of the addresses specified on the back page of this Letter of Transmittal before the Expiration Date, (ii) specify the name(s) of the Holders of the Old Notes and Old Debentures to be withdrawn or to which the notice of revocation relates, (iii) contain the description of the Old Notes and Old Debentures to be withdrawn or to which the notice of revocation relates, the certificate numbers shown on the particular certificates representing such Old Notes and Old Debentures and the aggregate principal amount represented by such Old Notes and Old Debentures, and (iv) be signed by the Holders of such Old Notes and Old Debentures in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees) or to be accompanied by documents of transfer sufficient to have the trustee under the Note Indenture or Debenture Indenture, as the case may be, register the transfer of the Old Notes or Old Debentures, as the case may be, into the name(s) of the person(s) withdrawing such Old Notes or Old Debentures, as the case may be, or revoking a Consent to the Indenture Amendments and Waiver. The signature(s) on the notice of withdrawal of any tendered Old Notes or Old Debentures, as the case may be, or revocation of Consent to the Indenture Amendments or Waivers must be guaranteed by an Eligible Institution unless the Old Notes or Old Debentures, as the case may be, have been tendered or the Consent or Waiver has been given for the account of an Eligible Institution. If the Old Notes or Old Debentures, as the case may be, to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of Old Notes or Old Debentures or a revocation of a Consent and a Waiver can only be accomplished in accordance with the foregoing procedures. No Holder of Old Notes or Old Debentures may withdraw a tender or revoke a Consent or Waiver on or after the Expiration Date.

A valid withdrawal of the Old Notes or Old Debentures, as the case may be (without a concurrent valid revocation of a Consent and Waiver) will render the applicable Consent and Waiver defective; and a valid revocation of a Consent and Waiver (without a concurrent valid withdrawal of Old Notes or Old Debentures, as the case may be) will render the tender of the Old Notes or Old Debentures, as the case may be, with respect to which such Consent and Waiver relates defective. In the event of such a withdrawal or revocation the Note Issuers and Debenture Issuers will have the right, which may be waived, to reject the defective tender of the Old Notes or Old Debentures, as the case may be, or such defective Consent and Waiver, as the case may be, as invalid and ineffective. If the Note Issuers and Debenture Issuers waive their right to reject a defective tender of the Old Notes or Old Debentures, as the case may be, the Holder of such Old Notes or Old Debentures, as the case may be, will be entitled to the New Notes and New Debentures, as the case may be.

The Note Issuers and Debenture Issuers intend to consult with the Depositary to determine whether the Depositary has received any revocations of Consents or Waivers prior to the Expiration Date, whether such revocations are valid and whether the Note Issuers and Debenture Issuers have received the Requisite Consents. The Note Issuers and Debenture Issuers reserve the right to contest the validity of any such revocations. A purported notice of revocation that is not received by the Depositary in a timely fashion will not be effective to revoke a Consent and Waiver previously delivered. Any Old Notes or Old Debentures, as the case may be, that have been tendered but that are not accepted for exchange will be returned to the Holders thereof without cost to such Holders promptly following the Expiration Date.

A withdrawal of a tender of the Old Notes or Old Debentures, as the case may be, or a revocation of a Consent and Waiver may not be rescinded and any Old Notes or Old Debentures, as the case may be, properly withdrawn or Consents or Waivers properly revoked will not be deemed to be validly tendered or delivered for purposes of the Exchange Offer and the Consent Solicitation. However, the Old Notes or Old Debentures may be retendered and Consents and Waivers may be redelivered by repeating one of the procedures described in Instruction 2 above at any time on or prior to the Expiration Date.

All questions as to the form and validity (including time of receipt) of any delivery or revocation of a Consent to the Indenture Amendments and Waiver will be determined by the Note Issuers and Debenture Issuers, as the case may be, in their sole discretion, which determination shall be final and binding. Neither the Note Issuers, Debenture Issuers nor the Depositary, nor any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a Consent or Waiver or incur any liability for failure to give any such notification.

5.        Partial Tenders. If less than the entire principal amount of any Old Securities evidenced by a submitted certificate is tendered, the tendering Holders should fill in the applicable principal amount of the Old Securities that are to be tendered in the box entitled “Principal Amount Tendered and as to which Consents and Waivers are Delivered” The entire principal amount represented by the certificates for all Old Securities delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Securities is not tendered or not accepted for exchange, new certificate(s) representing the remainder of the principal amount of the Old Securities that were evidenced by the old certificate(s) will be sent to the Holders, unless otherwise provided in the box entitled “Special Delivery Instructions” above, as soon as practicable after the expiration of the Exchange Offer.

6.        Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the Holder(s) of the Old Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the Old Securities tendered hereby without alteration, enlargement or any change whatsoever.

If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Note Issuers, with respect to the Old Notes, or Debenture Issuers, with respect to the Old Debentures of their authority so to act must be submitted, unless waived by the Note Issuers or Debenture Issuers, as the case may be.

If this Letter of Transmittal is signed by the Holders of the Old Securities listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for the Old Securities not tendered or not accepted for exchange are to be issued to a person other than the Holders. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the Holders of the Old Securities listed, the certificates representing such Old Securities must be properly endorsed for transfer by the Holders or be accompanied by a properly completed bond power from the Holders, together with a properly completed irrevocable proxy that authorizes such person to Consent to the Indenture Amendments and Waivers on behalf of such Holders, with signatures on the endorsement or bond power guaranteed by an Eligible Institution.

7.        Transfer Taxes. Except as provided below, the Note Issuers and Debenture Issuers will pay or cause to be paid any transfer taxes with respect to the transfer of the Old Securities to them or their order pursuant to the Exchange Offer. If, however, certificates for the New Notes or New Debentures are to be issued to, or if certificates representing the Old Notes or Old Debentures not tendered or not accepted for exchange are to be registered in the name of any person other than the Holders or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the Note Issuers, with respect to the Old Notes, or Debenture Issuers, with respect to the Old Debentures must receive satisfactory evidence of the payment of such taxes or exemption therefrom prior to delivery of the New Notes or New Debentures, as the case may be.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8.        Special Delivery Instructions. If New Notes or New Debentures are to be issued in the name of, and/or Old Notes or Old Debentures not accepted for exchange are to be returned to a person other than the person(s) signing this Letter of Transmittal or if New Notes or New Debentures are to be sent and/or such Old Notes or Old Debentures are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of the Old Notes or Old Debentures delivering the Old Notes or Old Debentures by book-entry transfer may request that the Old Notes and Old Debentures not accepted for exchange be credited to such account maintained at the Book-Entry Transfer Facility as such Holders may designate hereon. If no such instructions are given, such Old Notes or Old Debentures not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility.

9.        Waiver of Conditions. It is a condition to the Exchange Offer and Consent Solicitation that at least 100% of the aggregate principal and accreted amount of each of the Old Notes and the Old Debentures are validly tendered for exchange. Under the Note Issuers’ and the Debenture Issuers’ tender agreements with those Holders of Old Notes and Old Debentures, the Note Issuers and the Debenture Issuers may not waive the 100% threshold without the consent of the 75% of the principal amount of Old Notes that are subject to those agreements. Except as described above, to the extent permitted by applicable law, the Note Issuers and

Debenture Issuers reserve the right to waive any and all other conditions to the Exchange Offer or the Consent Solicitation and accept for exchange any Old Securities tendered.

10.      Tax Identification Number and Backup Withholding. To avoid backup withholding, a tendering United States Holder is required to provide the Depository with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such Holder is not subject to backup withholding of federal income tax, and that such Holder is a United States person (as defined for United States federal income tax purposes). If a tendering Holder has been notified by the Internal Revenue Service (“IRS”) that such Holder is subject to backup withholding, such Holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Holder has since been notified by the IRS that such Holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder to federal income tax withholding on the payments of interest made to such Holder. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part 1 and the Depository is not provided with a TIN by the time of payment, the Depository will withhold a portion of all reportable payments made to such Holder until a TIN is provided to the Depository.

Certain Holders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign Holders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depository, and make any other required certifications in order to avoid backup withholding. Such Holders of the Old Securities should consult their own tax advisors to determine which Form W-8 is appropriate.

11.      Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Old Securities have been mutilated, lost, stolen or destroyed should contact the Depositary at one of the addresses indicated above for further instructions.

12.      Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Depositary at its address set forth below or the tendering Holder’s broker, dealer, commercial bank or trust company. You may also contact Ronald M. Marmo, Vice President Administration (412-330-1753) at Anthony Crane Rental, L.P. d/b/a Maxim Crane Works, 800 Waterfront Drive, Pittsburgh, Pennsylvania 15222. Additional copies of the Offering Memorandum, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary or from Ronald M. Marmo at Maxim Crane Works.

IMPORTANT: This Letter of Transmittal, together with certificates for, or confirmation of book-entry transfer with respect to, any tendered Old Securities, with any required signature guarantees and all other required documents must be received by the Depositary or the Notice of Guaranteed Delivery and Consent must be received by the Depositary prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under the United States federal income tax laws future interest payments on the New Notes or the New Debentures received in the Exchange Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the Holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and certifies that the number provided is correct and further certifies that such Holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each United States Holder that tenders Notes and wants to avoid backup withholding should provide the Depositary, as the Note Issuers’ or Debenture Issuers’ agent, (the “requester”), with such Holder’s correct TIN (or with a certification that such Holder is awaiting a TIN), and with a certification that such Holder is not subject to backup withholding, by completing Substitute Form W-9 below.

Certain Holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement, signed under the penalties of perjury, attesting to that individual’s exempt status. Such statements may be obtained from the Depositary. Exempt Holders (other than foreign persons), while not required to file Substitute Form W-9, should file Substitute Form W-9 and write “exempt” on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the Depositary a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding), and/or other applicable Form(s) W-8 (and any other required certifications), instead of the Substitute Form W-9. See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Note Issuers, Debenture Issuers or the Depositary, as the case may be, will be required to withhold at the applicable rate on payments made to a Holder. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of a tax liability, and a Holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

To prevent backup withholding on consideration furnished pursuant to the Exchange Offer and future interest payments on the New Notes or the New Debentures, a Holder must notify the Depositary of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that you are awaiting a taxpayer identification number). In addition, a Holder is required to certify on Substitute Form W-9 that it is (i) exempt from backup withholding, or (ii) not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the “IRS”) has notified the Holder that the Holder is no longer subject to backup withholding.

What Number to Give the Depositary

To avoid backup withholding on consideration furnished pursuant to the Exchange Offer and future interest payments on the New Notes or the New Debentures, a Holder is required to give the Depositary the TIN of the registered Holder of the Old Notes or Old Debentures, as the case may be. If such registered Holder is an individual, the TIN is the taxpayer’s social security number. For most other entities, the TIN is the employer identification number. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the Depositary is provided with an incorrect TIN, the Holder may be subject to a $50.00 penalty imposed by the IRS.

REQUESTER’S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.

Social Security Number
Payer’s Request for Taxpayer Identification Number (TIN)		OR

Please fill in your name and address below.		Taxpayer Identification Number

Name

Address (number and street)

City, State and Zip Code

Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification for the IRS that you are no longer subject to backup withholding, do no cross out item (2).

Signature		Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON FUTURE INTEREST PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature		Date

The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

For additional information, you may contact Ronald M. Marmo, Vice President Administration (412-330-1753) at Anthony Crane Rental L.P., d/b/a Maxim Crane Works, 800 Waterfront Drive, Pittsburgh, Pennsylvania 15222.

The Depositary for the Exchange Offer and the Consent Solicitation is:

U.S. BANK NATIONAL ASSOCIATION

By Mail:	By Overnight Courier and By Hand:
US Bank National Association Corporate Trust Services 180 East Fifth Street St. Paul, Minnesota 55101 Attention: Specialized Finance, 4th Floor	US Bank National Association Corporate Trust Services 180 East Fifth Street St. Paul, Minnesota 55101 Attention: Specialized Finance, 4th Floor
By Facsimile:
(651) 244-1537 Attention: Specialized Finance

Fax cover sheets should provide a call back phone number and request a call back, upon receipt.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.